EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT,
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of Quovadx, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), the undersigned Acting Chief Financial Officer of the Registrant hereby certifies, to the best of his knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Melvin L. Keating

Melvin L. Keating
Acting Chief Financial Officer
(Principal Financial and Accounting Officer)

August 16, 2004